UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                    ____________

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) November 2, 2004


                      VMS National Properties Joint Venture

               (Exact Name of Registrant as Specified in its Charter)

             Illinois                   0-14194                  36-3311347
      (State or Other        (Commission File Number)         (I.R.S. Employer
      Jurisdiction of                                        Identification No.)
       Incorporation)

                                  55 Beattie Place
                                   P.O. Box 1089
                        Greenville, South Carolina 29602
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code       (864) 239-1000


                                    N/A
           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry into a Material Definitive Agreement.

      On November 2, 2004, VMS National Properties Joint Venture (the "Borrower") consummated a transaction with AIMCO Properties, L.P. ("AIMCO") and the holder (the "Senior Holder") of the senior mortgages (the "Senior
Mortgages") encumbering the Borrower's properties (the "Properties"). In this transaction, AIMCO agreed to loan up to $6,440,000 to the Borrower, and the Senior Holder consented to up to $6,440,000 in loans (the "New Mezzanine Loan") to be made to the Borrower by AIMCO to fund needed capital expenditures at the Properties. AIMCO is the owner of approximately 18.48% of the outstanding limited partnership interests in VMS National Residential Portfolio I ("Portfolio I") and approximately 25.25% of the outstanding limited partnership interests in VMS National Residential Portfolio II ("Portfolio II"), which are the general partners of the Borrower. AIMCO is an affiliate of the Borrower, Portfolio I, Portfolio II, and their general partner, MAERIL, Inc. AIMCO intends to fund the New Mezzanine Loan as needed by the Borrower to make needed capital improvements. New Mezzanine Loan proceeds, along with existing reserves, will be used to make specified, needed capital repairs to the Properties under the Senior Holder's supervision.

      The New Mezzanine Loan bears interest at a rate of 3% per year above the Prime Rate as announced from time to time by Harris Savings & Trust, calculated in arrears on the basis of actual days elapsed and a 360-day year. Accrued but unpaid interest will be compounded. The Borrower, the Senior Holder and AIMCO, which owns the junior mortgages encumbering the Properties (the "Junior Mortgages"), also agreed that cash flow that would otherwise be used to repay the Junior Mortgages will instead be used to repay the New Mezzanine Loan, until such time as the New Mezzanine Loan and all accrued interest thereon is paid in full. Subject to the Senior Mortgages, the consent of the Senior Holder, and the Borrower's partnership agreement, AIMCO has the right to require the Borrower to pledge any or all of its assets as security for the New Mezzanine Loan.

      Subject to an agreement between AIMCO and the Senior Holder whereby AIMCO agreed to not demand payment or enforce its rights in the New Mezzanine Loan until the Senior Mortgages are paid in full (the "Standstill Agreement"), the New Mezzanine Loan is payable upon demand. Subject to the Standstill Agreement, if any payment of the New Mezzanine Loan is not paid when due, AIMCO may accelerate the entire principal amount of the New Mezzanine Loan and all accrued interest thereon. If any payment of the New Mezzanine Loan is not paid within 10 calendar days after it is due, the Borrower shall pay to AIMCO a late charge of 4% of such payment.

      In connection with this transaction, the Borrower and the Senior Holder have amended the loan agreements relating to the Senior Mortgages to expressly permit this transaction and to clarify the Borrower's liability for the Senior Mortgages in the event of a bankruptcy or insolvency proceeding.

      The Partnership's general partner is of the opinion that this transaction will reduce the amount of Junior Mortgage debt amortized prior to its maturity by an amount at least equal to principal and interest on the New Mezzanine Loan, and will reduce the ultimate payment received by holders of outstanding VMS bankruptcy plan claims (which include AIMCO) by a similar amount.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      See Item 1.01--Entry into a Material Definitive Agreement.

Item 9.01.  Financial Statements and Exhibits

(c)(1) Form of Promissory Note, dated November 2, 2004, issued by VMS National Properties Joint Venture.

(c)(2) Form of Master Immediate Repair Agreement, dated as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association.

(c)(3) Form of General Undertaking Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and AIMCO Properties, L.P.

(c)(4) Form of Letter, dated as of November 2, 2004, from GMAC Commercial Mortgage Corporation.

(c)(5) Form of First Amendment to Amended, Restated and Consolidated Senior Mortgage and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Chappelle Le Grande).

(c)(6) Schedule of Amendments to Senior Mortgage Agreements Substantially Identical to Exhibit (c)(5).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 8, 2004             VMS NATIONAL PROPERTIES JOINT VENTURE, an
                                    Illinois general partnership

                                    By:   VMS National Residential Portfolio
                                          I, its general partner

                                    By:   MAERIL, Inc., its general partner

                                    By:   /s/Martha L. Long
                                          Senior Vice President

                                    By:   VMS National Residential Portfolio
                                          II, its general partner

                                    By:   MAERIL, Inc., its general partner

                                    By:   /s/Martha L. Long
                                          Senior Vice President

                                                                  Exhibit (c)(1)

                                     FORM OF
                                 PROMISSORY NOTE



US $6,440,000.00                                     November 2, 2004

      FOR VALUE RECEIVED, ON DEMAND, the undersigned (hereinafter referred to as "Borrower"), hereby promises to pay to the order of AIMCO Properties, L.P., a Delaware limited partnership (hereinafter referred to as "Lender") having a principal office at 4582 South Ulster Parkway, Suite 1100, Denver, Colorado 80237, or at such other place as the holder hereof may from time to time designate in writing, in lawful money of the United States of America, the original principal sum of Six Million Four Hundred Forty Thousand and 00/100Dollars ($6,440,000.00), or so much thereof which may be advanced by Lender from time to time in the sole and absolute discretion of Lender, together with accrued but unpaid interest thereon from the date any such advance is made by the Lender to the Borrower (this Promissory Note, together with all supplements, amendments or modifications hereto and replacements or renewals hereof, this "Note") to and including the date on which this Note is paid in full, calculated in the manner hereinafter set forth. The entire principal sum hereof, together with all accrued and unpaid interest thereon, shall be due and payable on demand (the date on which such demand is made is hereinafter referred to as the "Maturity Date"), subject to the terms of the Standstill Agreement.

      1. Definitions.

            (a) "Base Rate" shall mean a rate of interest equal to three percent (3%) per annum above the "Prime Rate" as announced from time to time by Harris Savings & Trust, compounded daily.

            (b) "Event of Default" shall mean the failure by Borrower to perform or comply with any of its obligations hereunder for a period of five
            (5) business days after written notice thereof.

            (c) "Existing Senior Lender" shall mean LaSalle Bank National Association (successor in interest to LaSalle National Bank), as trustee for the registered holders of GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates Series 1998-C1.

            (d) "Existing Senior Loans" shall mean all indebtedness existing on the date hereof from Borrower to the Existing Senior Lender and secured by the Senior Mortgages that are senior to the indebtedness evidenced hereby, as the same may be assigned by the holder thereof from time to time.

            (e) "Existing Senior Loan Documents" shall mean the documents executed by Borrower in connection with the Existing Senior Loans.

            (f) "Gross Receipts" shall have the meaning ascribed to such term in the Senior Notes.

            (g) "Net Cash Flow" shall mean, with respect to any period, the Gross Receipts for the Property for such period less the Operating Expenses for the Property for such period and less amounts due under Section L (2)(a) through (f) of the Senior Notes.

            (h) "Net Proceeds" shall mean the difference between (i) the gross proceeds from any sale of the Property (or any portion thereof) or the refinancing of any indebtedness of Borrower (whether or not secured by the Property) minus (ii) the payment of the indebtedness evidenced by any of the Senior Notes, reasonable brokerage, bank and similar commissions, points and/or fees paid in the case of a refinancing, title insurance premiums, attorneys' fees and costs and normal closing costs and recording fees in the case of a sale or other disposition.

            (i) "Operating Expenses" shall have the meaning ascribed to such term in the Senior Notes.

            (j) "Property" shall mean all real property owned by Borrower and all improvements thereon.

            (k) "Senior Notes" shall mean the promissory notes evidencing the Existing Senior Loans, as amended, executed by Borrower in favor of the predecessor in interest of the Existing Senior Lender and each secured by a Senior Mortgage encumbering a portion of the Property.

            (1) "Senior Mortgages" shall mean a mortgage, deed of trust or other security instrument encumbering the Property and securing any of the Senior Notes.

            (m) "Standstill Agreement" shall mean that certain Standstill and Subordination Agreement of even date herewith by and between Borrower and Existing Senior Lender.

      2. Principal, Interest, Interest Rate and Time of Interest Payments.

            Subject to the provisions of Section 4 below regarding acceleration of the indebtedness evidenced hereby:

            (a) The Borrower shall pay all Net Cash Flow to the Lender on or before the fifteenth day of each month until the indebtedness evidenced by this
Note is paid in full.

            (b) For so long as any of the indebtedness evidenced by this Note is outstanding, interest will he charged on the outstanding principal balance thereof at the Base Rate. Such interest shall be in arrears, commencing with the first month following the date hereof. Interest shall be calculated on the basis of a 360 day year, but shall be computed for the actual number of days in the period for which interest is charged..

            (c) Each month, the amount by which (i) the interest due with respect to that month exceeds (ii) the interest actually paid, shall accrue ("Accrued Interest") and become due and payable on the Maturity Date; provided, however, that if the Net Cash Flow during any calendar month is in excess of the amount necessary to pay interest for that month, then such excess shall be applied first towards Accrued Interest, if any, and then to principal due hereunder.

            (d) Upon a sale of any portion of the Property or a refinancing of any indebtedness evidenced by this Note or a Senior Note, regardless of whether the portion of Property is encumbered by a security instrument securing indebtedness evidenced by this Note, the Net Proceeds from such sale or refinancing shall be applied first to Accrued Interest, if any, then to current interest and then to principal due hereunder.

            In no event shall the amount of interest paid or agreed to be paid hereunder exceed the highest lawful rate permissible under applicable law; and if under any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any circumstance the holder of this Note should receive as interest an amount which would exceed the highest lawful rate allowable under law, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under this Note and not to the payment of interest, or if such excess interest exceeds the unpaid balance of principal, the excess shall be refunded to Borrower.

      3. Demand Nature of Note.

            It is  expressly  understood  and agreed by Borrower  that this Note matures upon issuance, and Borrower further acknowledges and agrees that, subject to the provisions of Section 7 hereof and the Standstill Agreement, Lender, at any time, without notice, and without reason may demand that this Note be immediately paid in full or in part. The demand nature of this Note shall not be deemed modified by reference herein to a default or Event of Default. It is expressly agreed that Lender may exercise its demand rights hereunder whether or not an Event of Default has occurred subject to the provisions of the Standstill Agreement. Borrower further acknowledges and agrees that Lender, with or without reason and without notice, may from time to time make demand for partial payments hereunder and that such demands shall not preclude Lender from demanding at any time that this Note be immediately paid in full subject to the provisions of the Standstill Agreement. Upon exercise of such demand, Lender shall have all remedies available under this Note and applicable law subject to the provisions of the Standstill Agreement. Notwithstanding anything to the contrary contained herein, in the event that any Existing Senior Loan Document or the Standstill Agreement imposes restrictions as to when Lender may demand payment of this Note, Lender's demand for payment of this Note shall be deferred until the date that is one (1) calendar day after the date that Lender's demand would be permissible under such Existing Senior Loan Documents and the Standstill Agreement.

      4. Acceleration and Attorneys' Fees.

            If any installment of principal or interest payable under this Note is not paid when due, or if any other amount payable under this Note is not paid when due, the entire principal amount outstanding hereunder and accrued interest thereon, at the option of Lender and subject to the provisions of the Standstill Agreement, Lender may exercise this option to accelerate during any default or Event of Default by Borrower regardless of any prior forbearance. Subject to the provisions of the Standstill Agreement in the event of any default or Event of Default in the payment of this Note, and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect hereto, Borrower shall pay Lender all expenses and costs thereof, including, but not limited to, reasonable attorneys' fees, charges and disbursements.

      5. Late Charges.

            If any installment of principal or interest payable under this Note is not received by Lender within ten (10) calendar days after the installment is due, or if any other amount payable under this Note is not paid within ten (10) days after the amount is due, Borrower shall pay to Lender a late charge of four percent (4%) of such installment, such late charge to be immediately due and payable without demand by Lender subject to the provisions of the Standstill Agreement.

      6. Prepayments.

            The unpaid principal and accrued interest of this Note may be prepaid in whole or in part without premium or penalty, subject to the provisions of the Standstill Agreement except that monthly principal payments under Section 2(c) hereof from Net Cash Flow shall not be considered prepayments that are subject to the Standstill Agreement. Prepayments shall be applied first to current interest due hereunder, then against Accrued Interest, if any, and then the outstanding principal balance of this Note, and shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments, unless Lender shall agree otherwise in writing.

      7. Modifications.

            From time to time, without affecting the obligation of Borrower or its successors or assigns to pay the outstanding principal balance of this Note and observe the covenants of Borrower contained herein, without affecting the guaranty of any person, corporation, partnership or other entity for payment of amounts due hereunder, without giving notice to or obtaining the consent of Borrower, the successors or assigns of Borrower or guarantors, and without liability on the part of Lender, Lender may, at its option but only with the prior written approval of the Existing Senior Lender, which approval may be withheld in Existing Senior Lender's sole discretion, extend the time for payment of any amounts due hereunder, reduce the payments due hereunder, release anyone liable on amounts due hereunder, accept a renewal of this Note, join in any extension or subordination agreement, release any security given therefor, take or release other or additional security, and agree in writing with Borrower to modify the rate of interest of this Note or modify the other terms and time of payment of amounts due hereunder.

      8. Security for Note.

            Subject to Section 9 below and any prohibitions in Borrower's partnership agreement in effect as of the date hereof, and any prohibitions in any of the Existing Senior Loan Documents and in any agreements, instruments, or other documents evidencing any indebtedness secured by any portion of the Property and senior to the indebtedness evidenced by this Note, at any time prior to the date on which this Note is paid in full, Lender shall have the right, in Lender's sole and absolute discretion and with the consent of the Existing Senior Lender, which consent may be withheld in Existing Senior Lender's sole discretion, to require Borrower to pledge any or all of Borrower's assets as security for the indebtedness evidenced by this Note, including, without limitation, the execution, acknowledgment, delivery and recordation of a mortgage or deed of trust encumbering the Property. In the event that Lender elects to require such security, Lender shall provide written notice to Borrower of said election and Borrower shall pledge its assets as security for the indebtedness evidenced by this Note, which pledge shall be evidenced by Borrower and Lender executing a mortgage or deed of trust, assignment of rents and security agreement encumbering the Property and such other security instruments (collectively, the "Security Instruments") in form and substance acceptable to Lender in Lender's sole and absolute discretion.

      9. Subordination to Existing Senior Loan Documents.

            (a) The indebtedness evidenced by this Note is and shall be subordinate in right of payment to the prior payment in full of the indebtedness evidenced by the Existing Senior Loan Documents.

            (b) Nothing in this Section 9 or shall be construed to (i) preclude, prohibit or otherwise limit or restrict Borrower's payment of Net Cash Flow to Lender in accordance with the terms of this Note or (ii) preclude, prohibit or otherwise limit or restrict Lender's right to deliver written notice of default or Event of Default to Borrower for failure to make Net Cash Flow or any other payments, in which event interest shall accrue at the Default Rate as provided in this Note.

      10. Waivers.

            Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers hereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorsers, and shall be binding upon them and their successors and assigns.

      11. Choice of Law.

            This Note shall be governed by the laws of the State of New York, without reference to the choice of law provisions thereof.

      12. Limited Liability in Certain Cases.

            So long as the general partner of the general partners of Borrower is an affiliate of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), in no event shall any general partner of any general partner of Borrower have any liability for the payment hereof or for any deficiency which may remain after the enforcement of Lender's rights and remedies hereunder; provided, however, that if the general partner of the general partners of Borrower is not an affiliate of AIMCO, then such general partner shall be fully liable for payment hereof, and for any deficiency, and by agreeing to act as such general partner, such person agrees to and accepts such liability.

      13. Miscellaneous.

            (a) This Note may not be amended, modified or supplemented orally.

            (b) If any term or provision of this Note or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

            (c) Subject to the provisions of the Standstill Agreement, the remedies of Lender as provided herein and in any Security Instruments, if any, shall be cumulative and concurrent, and may be pursued singly, successively or together against Borrower, at the sole discretion of Lender, and such remedies shall not be exhausted by any exercise thereof but may be exercised as often as occasion therefor shall occur.

            (d) Borrower hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Lender under the terms of this Note, as well as all benefits that might accrue to Borrower by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of such property, from attachment, levy or sale under execution or providing for any stay of execution, exemption from civil process or extension of time for payment, as well as the right of inquisition on any real estate that may be levied upon under a judgment obtained by virtue hereof, and Borrower hereby voluntarily condemns the same and authorizes the entry of such voluntary condemnation on any writ of execution issued thereon, and agrees that such real estate may be sold upon any such writ in whole or in part in any order desired by Lender.

            (e) Lender shall not by any act of omission or commission be deemed to have waived any of its rights or remedies hereunder unless such waiver be in writing and signed by Lender, and then only to the extent specifically set forth therein; a waiver with respect to one event shall not be construed as continuing or as a bar or waiver of such right or remedy on a subsequent event.

            (f) This Note constitutes the entire agreement between Lender and Borrower pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, promissory notes and other security documents, negotiations and discussions, whether oral or written, of the parties.

            (g) The terms and conditions of this Note shall be binding upon, and shall inure to the benefit of, the successors and assigns of Lender and Borrower and shall inure to the benefit of Existing Senior Lender.







      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

      IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first written above, by the undersigned with the intent to be legally bound hereby.


      BORROWER:


            VMS NATIONAL PROPERTIES JOINT VENTURE
            By:  VMS National Residential Properties I, L.P., General Partner
            By:  VMS National Residential Properties II, L.P., General Partner
            By:  MAERIL, Inc., their General Partner



            By:__________________________
            Name:
            Title:

                                                                  Exhibit (c)(2)

                                     FORM OF

                        MASTER IMMEDIATE REPAIR AGREEMENT

      THIS MASTER IMMEDIATE REPAIR AGREEMENT (this "Agreement") is made as of November 2, 2004, by and between VMS NATIONAL PROPERTIES, an Illinois general partnership having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 ("Borrower") and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank) as Trustee for the registered holders of those certain GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates Series 1998-Cl, having an address c/o GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, 200 Witmer Road, Horsham, Pennsylvania 19044 ("Senior Lender").

                                    RECITALS:

A. Borrower is the fee simple owner of those certain multifamily projects, more fully described on Exhibit A attached hereto and incorporated herein (the real property, the improvements located or to be located thereon, and the personal property located in, on, or around such improvements are hereinafter collectively referred to as the "Property").

B. On or about December 29, 1997 (the "Closing Date"), MF VMS L.L.C., a Delaware limited liability company ("Original Lender") made certain loans (the "Senior Loans") to Borrower as more fully described in Exhibit B attached hereto and incorporated herein which are evidenced by those certain promissory notes, dated as of the Closing Date (the "Senior Notes"), more fully described on Exhibit B. The Senior Notes are secured in part by certain Senior Mortgages, dated as of the Closing Date and are more fully described on Exhibit B, which encumber certain portions of the Property, (the "Senior Mortgages"), and are recorded in the land records of the counties identified in the Senior Mortgages (the "Public Records"). Senior Lender is the current holder of the Senior Loans, Senior Notes and the Senior Mortgages.

C. On or about the Closing Date, Original Lender made certain loans (the "Junior Loans") to Borrower more fully described on Exhibit C attached hereto and incorporated herein which are evidenced by certain promissory notes, dated as of the Closing Date, which are more fully described on Exhibit C (the "Junior Notes"). The Junior Notes are secured in part by certain subordinate Junior Mortgages, dated as of the Closing Date and are more fully described on Exhibit C, which encumber certain portions of the Property (the "Junior Mortgages") and are recorded in the Public Records. Junior Lender is the current holder of the Junior Loans, Junior Notes and Junior Mortgages.

D. In order to ensure that certain repairs and capital improvements are made to the Property on a timely basis, Junior Lender has requested (i) Senior Lender's consent to permit Junior Lender to make a loan to Borrower (the "Cap Ex Loan") as evidenced by that certain Promissory Note, of even date herewith, executed by Borrower and payable to the order of the Junior Lender in the original principal amount of $6,440,000.00, or so much thereof which may be advanced by Junior Lender from time to time in the sole and absolute discretion of Junior Lender (the "Cap Ex Note"), and (ii) that Senior Lender agree to release the balances of the "Reserves", as that term is defined in those certain Multifamily Replacement Reserve Escrow and Security Agreements dated as of December 29, 1997, by and between Borrower and Original Lender, which balances currently total $939,336.30 (the "Replacement Reserve Disbursement").

E. As a condition to Senior Lender's release of the Replacement Reserve Disbursement and Senior Lender's consent to the Junior Lender's making of the Cap Ex Loan to Borrower, Senior Lender has required that Borrower enter into this Agreement and make the Deposit (hereinafter defined) with Senior Lender as provided in this Agreement as additional security for all of Borrower's obligations under the Senior Notes, the Senior Mortgages and the other documents evidencing or securing the Senior Loans (the "Other Loan Documents").

                                   AGREEMENT:

      For good and valuable consideration, the adequacy, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  DEPOSITS TO THE REQUIRED REPAIR RESERVE.

(a) Deposit. Borrower shall pay to Senior Lender the proceeds of the Cap Ex Loan, as may be advanced from time to time, and the Replacement Reserve Disbursement, plus such other sums as may be needed from time to time to pay for the Required Repairs (as hereinafter defined), plus the actual cost of all inspections and other expenses relating thereto contemplated hereby (the "Deposit"). Senior Lender shall maintain a record of all deposits into and withdrawals from the Required Repair Reserve (as hereinafter defined).

(b) Required Repair Reserve. Senior Lender shall deposit the Deposit, as received, into one or more interest bearing escrow accounts (collectively, the "Required Repair Reserve") maintained at a bank or trust company doing business in the United States and having a combined capital and surplus and retained earnings or undistributed profits of at least $100 million and bearing interest at a rate established by Bank Rate Monitor, Inc., as the Bank Monitor interest rate for the money market account for the 25-market average, a rate based upon the average market rate in 25 United States cities; provided that all interest in excess of such rate actually paid on such escrow account shall not inure to the benefit of Senior Lender but shall be paid or used as otherwise contemplated hereby. Borrower hereby acknowledges and confirms that (i) the Required Repair Reserve shall not constitute a trust fund and may be commingled with other monies held by Senior Lender; (ii) pursuant to the terms and conditions of this Agreement, Senior Lender or its designee shall have the sole right to make withdrawals from the Required Repair Reserve; and (iii) Senior Lender shall have no responsibility or liability for the amount of interest earned thereon or the Required Repairs. All interest earned from investment of the funds deposited in the Required Repair Reserve shall be credited to the Required Repair Reserve. Borrower shall include and report such interest in its income for federal, state, and local income and franchise tax purposes.

Section 2. PLEDGE OF REQUIRED REPAIR RESERVE. As additional security for the payment of all sums due under the Loan and the performance by Borrower of the Obligations (as defined in the Senior Mortgages), Borrower hereby pledges, assigns and grants to Senior Lender a continuing perfected security interest in and to and a first lien upon, the Required Repair Reserve; provided that Senior Lender shall make disbursements from the Required Repair Reserve in accordance with the term of this Agreement.

Section 3.  DISBURSEMENTS FROM REQUIRED REPAIR RESERVE.

(a) Disbursements for Required Repairs Only. Senior Lender shall make disbursements from the Required Repair Reserve to reimburse Borrower or to pay for the costs of the repairs, replacements and improvements to the Property described in Exhibit D attached hereto and made a part hereof and such other repairs, replacements and improvements to the Property that the Junior Lender determines is required to be made to the Property so long as sufficient proceeds from the Cap Ex Loan for the costs thereof have been advanced by Junior Lender and deposited in the Required Repair Reserve (collectively, the "Required Repairs") in the manner provided in this Section 3. Senior Lender shall, upon written request from Borrower and satisfaction of the requirements set forth in this Section 3 and Section 4 of this Agreement, disburse to Borrower amounts from the Required Repair Reserve to reimburse Borrower or pay for the actual cost of each Required Repair upon completion of such Required Repairs (or, upon partial completion in the case of Required Repairs made pursuant to Section 3(d)) as determined by Senior Lender. In no event shall Senior Lender be obligated to disburse funds from the Required Repair Reserve if an Event of Default (hereinafter defined) exists. To the extent disbursements from the Required Repair Reserve are intended to pay contractors and other persons who have not yet been paid by Borrower, such disbursements shall constitute a trust fund in the possession of Borrower for the benefit of such persons and shall promptly be applied by Borrower to the payment of such persons.

(b) Request for Disbursement. Each request for disbursement from the Required Repair Reserve shall be in a form specified or approved by Senior Lender and shall specify (i) the specific Required Repairs for which the reimbursement is requested, (ii) the quantity and price of each item purchased, if the Required Repair includes the purchase or replacement of specific items, (iii) the price of all materials (grouped by type or category) used in any Required Repair other than the purchase or replacement of specific items, and (iv) the cost of all contracted labor or other services applicable to each Required Repair for which such request for disbursement is made. With each request, Borrower shall certify that all Required Repairs the subject of the requisition have been completed in accordance with applicable laws. Each request for disbursement shall include (i) to the extent the items set forth in such request have been paid by the Borrower, waivers of lien from each contractor providing materials, labor, or services, and evidence of the payment of such items satisfactory to Senior Lender, (ii) to the extent such items have not been paid for by Borrower, copies of invoices for all items or materials purchased and all contracted labor or services provided, and (iii) unless previously delivered to Senior Lender in accordance with the terms hereof, waivers of lien and evidence satisfactory to Senior Lender that all contractors and other persons who were the subject of previous disbursements from the Required Repair Reserve have been paid in full.

(c) Disbursement Conditions. As a condition to any disbursement Senior Lender may require Borrower to obtain lien waivers from each contractor, subcontractor, or materialman who receives payment in an amount equal to or greater than $10,000 for completion of its work or delivery of its materials. Any lien waiver delivered hereunder shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, subcontractor, or materialman through the date covered by the current reimbursement request.

(d) Partial Completion. If (i) the time required to complete a Required Repair exceeds one month, (ii) the contractor performing such Required Repair requires periodic payments pursuant to the terms of a written contract, (iii) Senior Lender has approved in writing in advance such periodic payments, and (iv) the cost of the portion of the Required Repair exceeds $10,000, a request for reimbursement from the Required Repair Reserve may be made after completion of a portion of the work under such contract, provided (A) such contract requires payment upon completion of such portion of the work, (B) the materials for which the request is made are on site at the Property and are properly secured or have been installed in the Property, (C) all other conditions in this Agreement for disbursement have been satisfied, (D) funds remaining in the Required Repair Reserve are, in Senior Lender's judgment, sufficient to complete such Required Repair and other Required Repairs when required, and (E) each contractor or subcontractor receiving payments under such contract shall provide a waiver of lien with respect to amounts which have been paid to that contractor or subcontractor.

(e) Number of Requests. Except as provided in Section 3(e), Borrower shall not make a request for disbursement from the Required Repair Reserve more frequently than once in any calendar quarter.

Section 4.  PERFORMANCE OF REOUIRED REPAIRS.

(a) Agreement to Complete; Workmanlike Completion. Borrower shall at all times diligently pursue the completion of all Required Repairs in a good and workmanlike manner as soon as practicable following the commencement of making each such Required Repair.

(b) Contractors. Senior Lender reserves the right, at its option and upon notice to Borrower, to approve all subcontractors, contractors or other parties providing labor or materials in connection with the Required Repairs, which approval shall not be unreasonably delayed or withheld. Upon Senior Lender's request, Borrower shall assign any contract or subcontract to Senior Lender. Senior Lender will be deemed to approve any such subcontractor, contractor, or other party if it does not respond to Borrower's request for approval thereof within five (5) business days.

(c) Senior Lender's Right to Complete Required Repairs. If Borrower abandons or fails to proceed diligently and complete any Required Repairs within 180 days from the date hereof or an Event of Default has occurred, Senior Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of such Required Repairs. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Senior Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of the Borrower (including the prosecution and defense of all actions and proceedings in connection with the Required Repairs and the payment, settlement, or compromise of all bills and claims for materials and work performed in connection with the Required Repairs) and do any and all things necessary or proper to complete any Required Repairs including signing Borrower's name to any contracts and documents as may be deemed necessary by Senior Lender. In no event shall Senior Lender be required to expend its own funds to complete any Required Repairs, but Senior Lender may, in its sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Senior Loan relating to the Property, secured by the Senior Mortgages, bear interest at the Default Rate (as defined in the Senior Notes relating to the Property) and be payable to Senior Lender by Borrower in accordance with the provisions of the Senior Mortgages pertaining to the protection of Senior Lender's security and advances made by Senior Lender. Borrower waives any and all claims it may have against Senior Lender for materials used, work performed, or resultant damage to the Property.

(d) Inspections. (i) Borrower shall permit Senior Lender and Senior Lender's agents and representatives (including, without limitation, Senior Lender's engineer, architect or consultant) or third parties making Required Repairs pursuant to this Section 4 to enter onto the Property during normal business hours (subject to the rights of tenants under their leases) to inspect the Property or the progress of any Required Repairs and all materials being used in connection therewith, to examine all plans and shop drawings relating to such Required Repairs which are or may be kept at the Property, and to complete any Required Repairs made pursuant to this Section 4. Borrower shall cause all contractors and subcontractors to cooperate with Senior Lender or Senior Lender's representatives or such other persons described above in connection with inspections described in this Section 4(d) or the completion of Required Repairs pursuant to this Section 4. The expenses of the inspection as required hereunder, whether such inspection is conducted by Senior Lender or by an independent qualified professional, shall be paid for out of the Required Repair Reserve.

(ii) Senior Lender may inspect the Property prior to making a disbursement from the Required Repair Reserve. Senior Lender may require that such inspection be conducted by an appropriate independent qualified professional selected by Senior Lender and/or may require a copy of a certificate of completion by an independent qualified professional acceptable to Senior Lender prior to the disbursement of any amounts from the Required Repair Reserve, it being understood and agreed that such inspection may be paid for out of the Required Repair Reserve and it being further understood that each such inspection shall be deemed satisfactory unless Senior Lender otherwise indicates in writing to the Borrower within five (5) business days after such inspection is conducted.

(e) Lien-Free Completion. (i) The Required Repairs and all materials, equipment, fixtures, or any other item comprising a part of any Required Repair shall be constructed, installed or completed, as applicable, free and clear of all mechanic's, materialman's or other liens (except for those liens existing on the date of this Agreement which have been approved in writing by Senior Lender).

(ii) Senior Lender may require Borrower to provide Senior Lender with a search of title to the Property effective to the date of the disbursement, which search shows that no mechanic's or materialmen's liens or other liens of any nature have been placed against the Property since the date of recordation of the Senior Mortgages and that title to the Property is free and clear of all liens (other than the lien of the Senior Mortgages and liens which Borrower is diligently contesting in good faith and which have been bonded to the satisfaction of Senior Lender and other liens previously approved in writing by Senior Lender, if any), it being understood and agreed that such title search may be paid for out of the Required Repair Reserve.

(iii) In addition, as a condition to any disbursement for any Required Repair and as otherwise provided herein, Senior Lender may require Borrower to obtain from each contractor, subcontractor, or materialman an acknowledgement of payment and release of lien for work performed and materials supplied. Any such acknowledgment and release shall conform to the requirements of applicable law and shall cover all work performed and materials supplied (including equipment and fixtures) for the Property by that contractor, subcontractor, or materialman through the date covered by such disbursement request.

Section 5.  EVENT OF DEFAULT.

(a) Event of Default. An "Event of Default" shall occur under this Agreement if Borrower fails to comply with any provision of this Agreement and such failure is not cured within thirty (30) days after notice from Senior Lender, provided that if such failure does not involve merely the payment of money and cannot be cured within thirty (30) days of Senior Lender's notice, Borrower shall have such additional period of time, not to exceed ninety (90) days from Senior Lender's notice, to cure the same before such failure shall constitute an Event of Default hereunder. Borrower understands that an Event of Default under this Agreement shall be deemed to be an Event of Default under the terms of the Senior Notes, the Senior Mortgages, and the Other Loan Documents, in each case relating to the Property, and that in addition to the remedies specified in this Agreement, Senior Lender shall be able to exercise all of its rights and remedies under the Senior Notes, the Senior Mortgages, and the Other Loan Documents, in each case relating to the Property, upon an Event of Default. If an Event of Default occurs under the Senior Notes, the Senior Mortgages, or any of the Other Loan Documents, in each case relating to the Property, such event shall be deemed an Event of Default hereunder.

(b) Application of Required Repair Reserve. The funds held in the Required Repair Reserve are pledged as additional security for the indebtedness evidenced by the Senior Notes relating to the Property and secured by the Senior Mortgages. Following the occurrence of an Event of Default, Borrower shall immediately lose all of its rights to receive disbursements from the Required Repair Reserve unless and until all amounts secured by the Senior Mortgages have been paid in full. Upon any such Event of Default, Senior Lender may in its sole and absolute discretion use the Required Repair Reserve or any portion thereof for any purpose, including but not limited to (i) repayment of any indebtedness secured by the Senior Mortgages, including but not limited to principal prepayments and the prepayment premium applicable to such full or partial prepayments, as applicable, provided, however, that such application of funds shall not cure or be deemed to cure any Event of Default, (ii) reimbursement of Senior Lender for all losses and expenses (including, without limitation, reasonable legal fees suffered or incurred by Senior Lender as a result of such an Event of Default, (iii) completion of the Required Repairs as provided in
Section 4, or for any other repair or replacement to the Property, or (iv) payment of any amount expended in exercising (and exercise) all rights and remedies available to Senior Lender at law or in equity or under this Agreement or under the Senior Notes relating to the Property, the Senior Mortgages, or any of the Other Loan Documents.

(c) No Obligation. None of the provisions of this Agreement or the Senior Mortgages shall obligate Senior Lender to apply all or any portion of the Required Repair Reserve on account of any Event of Default by Borrower or to the repayment of the indebtedness secured by the Senior Mortgages or in any order of priority.

Section 6.  MISCELLANEOUS PROVISIONS.

(a) Notices. All notices or other written communications hereunder shall be given and become effective as provided in the Senior Mortgages.

(b) Choice of Law. This Agreement shall be governed, construed, applied and enforced in accordance with the laws of the State of New York and shall in all respects be governed, construed, applied, and enforced in accordance with the laws of the State of New York; provided, however, that with respect to the creation, perfection, priority, and enforcement of the lien of this Agreement, the laws of the state where the Property is located shall apply.

(c) Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable under the provisions of any applicable law.

(d) Inapplicable Provision. If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of the term shall not be affected thereby.

(e) Indemnification. Borrower agrees to indemnify Senior Lender and to hold Senior Lender harmless from and against any and all actions, suits, claims, demands, liabilities, losses, damages, obligations and costs and expenses
(including litigation costs) arising from or in any way connected with the performance of the Required Repairs or the holding or disbursing of the Required Repair Reserve, except for actions, suits, claims and demands of parties unrelated to Borrower and Junior Lender, liabilities, losses, damages, obligations and costs and expenses arising in connection with the performance of Required Repairs by Senior Lender pursuant to the exercise of its rights under
Section 4(c) of this Agreement. Borrower hereby assigns to Senior Lender all rights and claims Borrower may have against all persons or entities supplying labor or materials in connection with the Required Repairs, provided, however, that Senior Lender may not pursue any such right or claim unless an Event of Default has occurred.

(f) Headings, Etc. The headings and captions of various Sections of this Agreement are for convenience of reference only and are not to be construed as defining or limiting in any way, the scope or intent of the provisions hereof.

(g) No Oral Change. This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Senior Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

(h) Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of Borrower and Senior Lender and their respective successors and assigns forever.

(i) Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

(j) Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

(k) Borrower's Records. Borrower shall furnish such financial statements, invoices, records, papers, and documents relating to the Property as Senior Lender may reasonably require from time to time to make the determinations required or permitted to be made by Senior Lender under this Agreement.

(l) Completion of Required Repairs. Senior Lender's approval of any plans for any Required Repair, release of funds from the Required Repair Reserve, inspection of the Property by Senior Lender or Senior Lender's agents, or other acknowledgment of completion of any Required Repair in a manner satisfactory to Senior Lender shall not be deemed an acknowledgment or warranty of Senior Lender to any person that the Required Repair has been completed in accordance with applicable building, zoning, or other codes, ordinances, statutes, laws, regulations, or requirements of any governmental agency.

(m) Termination of Required Repair Reserve. After payment in full of all Required Repairs, Senior Lender shall apply all amounts remaining in the Required Repair Reserve to the payment of sums due under Sections L2(e) through
(g) of the Senior Notes and the Junior Note relating to the Property; provided, however, that notwithstanding the foregoing, after payment in full of all sums evidenced by each of the Senior Notes and the relevant Junior Note and secured by the Senior Mortgages and release or assignment by Senior Lender of the lien of the Senior Mortgages, Senior Lender shall disburse to Borrower all amounts remaining in the Required Repair Reserve.

(n) Miscellaneous. Wherever pursuant to this Agreement it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, reasonable legal fees and actual disbursements of Senior Lender, whether retained firms, the reimbursement for the expenses of in-house staff; or otherwise.

(o) Exculpation. Borrower's obligations under this Agreement are subject to the provisions of paragraph 50 of the Senior Mortgages, and such provisions are incorporated herein by reference.

(p) Borrower's Other Obligations. Nothing contained in this Agreement shall in any manner whatsoever alter, impair, or affect the obligations of the Borrower, or relive the Borrower of any of its obligations to make payments and perform all of its other obligations required under the Senior Notes, the Senior Mortgages, or the other agreements, instruments, and other documents relating thereto.

(q) Remedies Cumulative. None of the rights and remedies herein conferred upon or reserved to Senior Lender under this Agreement is intended to be exclusive of any other rights, and each and every right shall be cumulative and concurrent, and may be enforced separately, successively, or together, and may be exercised from time to time as often as may be deemed necessary by Senior Lender.

(r) Determination by Senior Lender. In any instance in this Agreement where the consent or approval of Senior Lender may be given or is required, or where any determination, judgment, or decision is to be rendered by Senior Lender under this Agreement, the granting, withholding, or denial of such consent or approval and the rendering of such determination, judgment, or decision shall be made or exercised by Senior Lender, at its sole and exclusive option and in its sole and absolute discretion.

(s) No Third Party Beneficiary. This Agreement is intended solely for the benefit of the Borrower and Senior Lender and their respective successors and assigns, and no third party shall have any rights or interest in the Required Repair Reserve, this Agreement, the Senior Notes, the Senior Mortgages, or any of the agreements, instruments, and other documents relating thereto except as otherwise expressly contemplated thereby. Nothing contained in this Agreement shall be deemed or construed to create an obligation on the part of Senior Lender to any third party, nor shall any third party have a right to enforce against Senior Lender any right that the Borrower may have under this Agreement.

(t) Completion of Required Repairs. Senior Lender's approval of any plans for any Required Repair, release of funds from the Required Repair Reserve, inspection of the Property by Senior Lender or Senior Lender's agents, or other acknowledgment of completion of any Required Repair in a manner satisfactory to Senior Lender shall not be deemed an acknowledgment or warranty of Senior Lender to any person that the Required Repair has been completed in accordance with applicable building, zoning, or other codes, ordinances, statutes, laws, regulations, or requirements of any governmental agency.

(u) No Agency or Partnership. Nothing contained in this Agreement shall constitute Senior Lender as a joint venturer, partner, or agent of the Borrower, or render Senior Lender liable for any debts, obligations, acts, omissions, representations, or contracts of the Borrower.

  [Remainder of page is blank; Signatures begin on following page]

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   BORROWER:

                                   VMS NATIONAL PROPERTIES, an Illinois
                                   general partnership

                                   By:   VMS National Residential Portfolio I,
                                         an Illinois limited partnership,
                                         General Partner

                                   By:   VMS National Residential Portfolio
                                         II, an Illinois limited partnership,
                                         General Partner

                                         By:   Maeril, Inc., a Delaware
                                               corporation, their general
                                               partner

                                               By:
                                             Name:
                                            Title:


 [Remainder of page is blank; Signatures continue on following page]

                                   SENIOR LENDER:

                                   LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank) as Trustee for the registered holders of those certain GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates Series 1998-C1

                                   By:   GMAC Commercial Mortgage Corporation,
                                         a California corporation, Master
                                         Servicer

                                         By:
                                       Name:
                                      Title:

                                  Exhibit A

                              Multifamily Projects

The Bluffs
12601 SE River Road
Milwaukee, Oregon 97222

Buena Vista
300 East Bellevue Drive
Pasadena, California 91101

Casa de Monterey
12301 Studebaker Road
Norwalk, California 90650

Chapelle Le Grande
200 West 75th Place
Merriville, Indiana 46410

Crosswood Park Apartments
6801 San Thomas Drive
Citrus Heights, California 95621

Forest Ridge Apartments
3720 S. Yaqui Drive
Flagstaff, Arizona 86001

Mountain View
650 East Bonita Avenue
San Dimas, California 91773

North Park
1125 Wellington Drive
Evansville, Indiana 47710

Pathfinder Village
39800 Fremont Boulevard
Fremont, California 94538

Scotchollow
203 Laurie Meadows Drive
San Mateo, California 94403

Shadowood Apartments
1001 McKeen Place
Monroe, Louisiana 71201

                                    Exhibit A
                                   (continued)

Terrace Gardens
10100 Grand Plaza
Omaha, Nebraska 68134

Towers of Westchester
6200 Westchester Park
College Park, Maryland 20740

Vista Village Apartments
10535 Montwood
El Paso, Texas 79935

Watergate Apartments
8101 Cantrell Road
Little Rock, Arkansas 72227

                                  B-4Exhibit B

   Description of Senior Loans, Senior Notes, and Senior Mortgages

The Bluffs, Milwaukee, OR

Loan in the original principal amount of $4,650,523.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Buena Vista, Pasadena, CA

Loan in the original principal amount of $5,022,519.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Casa de Monterey, Norwalk, CA

Loan in the original principal amount of $5,262,806.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Chapelle Le Grande, Merrillville, IN

Loan in the original principal amount of $4,652,501.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

                                    Exhibit B
                                   (continued)

Crosswood Park Apartments, Citrus Heights, CA

Loan in the original principal amount of $11,673,580.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Forest Ridge Apartments, Flagstaff, AZ

Loan in the original principal amount of $7,141,157.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Mountain View, San Dimas, CA

Loan in the original principal amount of $9,973,307.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

North Park, Evansville, IN

Loan in the original principal amount of $11,880,054.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

                                    Exhibit B
                                   (continued)

Pathfinder Village, Freemont, CA

Loan in the original principal amount of $19,162,681.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Scotchollow, San Mateo, CA

Loan in the original principal amount of $33,551,569.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Shadowood, Monroe, LA

Loan in the original principal amount of $4,743,752.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage, Assignment of Leases and Rents and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Terrace Gardens, Omaha, NE

Loan in the original principal amount of $7,198,682.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

                                    Exhibit B
                                   (continued)

Towers of Westchester, College Park, MD

Loan in the original principal amount of $12,286,057.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Vista Village, El Paso, TX

Loan in the original principal amount of $7,491,485.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Watergate Apartments, Little Rock, AR

Loan in the original principal amount of $7,533,839.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

                                  C-4Exhibit C

   Description of Junior Loans, Junior Notes, and Junior Mortgages

The Bluffs, Milwaukee, OR

Loan in the original principal amount of $1,025,435.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Buena Vista, Pasadena, CA

Loan in the original principal amount of $1,364,181.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Casa de Monterey, Norwalk, CA

Loan in the original principal amount of $1,129,528.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Chapelle Le Grande Merrillville, IN

Loan in the original principal amount of $883,641.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

                                    Exhibit C
                                   (continued)

Crosswood Park Apartments, Citrus Heights, CA

Loan in the original principal amount of $1,533,302.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Forest Ridge Apartments, Flagstaff, AZ

Loan in the original principal amount of $1,624,780.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Mountain View, San Dimas, CA

Loan in the original principal amount of $1,971,003.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

North Park, Evansville, IN

Loan in the original principal amount of $1,721,771.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

                                    Exhibit C
                                   (continued)

Pathfinder Village, Freemont, CA

Loan in the original principal amount of $3,707,373.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Scotchollow, San Mateo, CA

Loan in the original principal amount of $8,023,765.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Shadowood Apartments, Monroe, LA

Loan in the original principal amount of $620,054.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Mortgage, Assignment of Leases and Rents and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Terrace Gardens,. Omaha, NE

Loan in the original principal amount of $1,222,706.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

                                    Exhibit C
                                   (continued)

Towers of Westchester, College Park, MD

Loan in the original principal amount of $3,337,051.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Vista Village, El Paso, TX

Loan in the original principal amount of $914,728.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

Watergate Apartments, Little Rock, AR

Loan in the original principal amount of $798,095.00 as evidenced by that certain Amended, Restated and Consolidated Junior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Junior Note") which Junior Note is secured by that certain Amended, Restated and Consolidated Junior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Junior Mortgage").

                                  D-6Exhibit D

                                Required Repairs

The Bluffs, Milwaukee, OR

                                                                  Estimated Cost
Install pool gate                                          $550
Leak damage repair                                         $700
Major irrigation repair                                    $2,000
Patio & deck repairs                                       $3,000
Roof repairs                                               $2,000
Tree removal / trim                                        $4,800
Curb paint, wheel stops, parking striping                  $800
Window washing                                             $4,200
Gutter repair & cleaning                                   $2,500
Exterior painting                                          $95,000
Repair storm drainage                                      $7,500
Total                                                      $123,050


Buena Vista, Pasadena, CA

                                                                  Estimated Cost
Replace storm drainage piping                              $50,000
Parking lot resurfacing                                    $0
Re-coat pool deck                                          $10,000
Repair or replace perimeter fencing                        $5,000
Repair or replace patio fencing                            $10,000
Replace balcony railings                                   $3,000
Termite treatment                                          $15,000
Replace roofs & roof drains                                $90,000
Replace doors                                              $0
Repair plumbing                                            $0
Install emergency lights in common corridors               $25,000
Total                                                      $208,000

                                    Exhibit D
                                   (continued)

Casa de Monterey, Norwalk, CA

                                                                  Estimated Cost
Resurface parking lot                                         $0
Repair swimming pool leaks                                    $2,000
Repair swimming pool leaks                                    $8,000
Reconfigure pool fence                                        $10,000
Repair irrigation system                                      $6,000
Repair storm drain system                                     $9,000
Relocate or remove tot lot areas                              $6,000
Tree trimming                                                 $3,000
Repair wood fences and increase height of masonry wall at     $14,000
property line
Repair flat & tile roofs                                      $4,000
Replace wood trim, railings & posts                           $17,500
Install GFIs at kitchens & bathrooms                          $11,800
Repair water-damaged units                                    $6,000
Replace boiler circulation pump                               $2,000
Repair carports                                               $900
Repair asphalt paving                                         $6,000
Repair trash enclosures                                       $3,000
Repair concrete fill at upper walkways                        $2,000
Total                                                         $111,200


Chapelle Le Grande, Merrillville IN

                                                                  Estimated Cost
Sealcoat & re-stripe parking areas                            $4,200
Repair & paint common corridors, replace carpet               $7,200
Total                                                         $11,400

                                    Exhibit D
                                   (continued)

Crosswood Park Apartments, Citrus Heights, CA

                                                                  Estimated Cost
Repair or replace sewer pipes                                   $30,000
Repair sidewalks (trip hazards)                                 $15,000
Repair site lighting                                            $8,500
Repair / replace paving & curbs                                 $153,000
Tree & root removal                                             $10,000
Replace carports                                                $150,000
Restore landscaping                                             $5,000
Motors & pumps for pool & spa                                   $7,000
Entrance & building ID signage                                  $5,000
Resurface tennis & basketball courts                            $15,000
Repair balconies & balcony railings                             $145,000
Repair wood stairs                                              $106,000
Repair wood siding & exterior painting                          $90,000
Replace gutters & downspouts                                    $10,000
Plumbing repairs                                                $0
Total                                                           $749,500


Forest Ridge Apartments, Flagstaff, AZ

                                                                  Estimated Cost
Install sprinkler system & restore landscaping                  $10,000
Resurface parking lot                                           $25,000
Replace exterior lighting                                       $15,000
Repair balcony handrails                                        $20,000
Exterior wall repairs                                           $6,500
Add gutters at duplexes                                         $20,000
Add firewalls behind free-standing fireplaces                   $15,000
Total                                                           $111,500

                                    Exhibit D
                                   (continued)

Mountain View, San Dimas, CA

                                                                  Estimated Cost
Resurface parking lot                                        $0
Tree trimming                                                $15,000
Rebuild stairwells & patios                                  $300,000
Termite treatment                                            $109,000
Exterior painting                                            $80,000
Entry door replacement                                       $48,000
Install ball valves                                          $7,200
Total                                                        $559,200


North Park, Evansville, IN

                                         Estimated Cost
Repair concrete pavement                 $10,000
Upgrade exterior lighting                $9,000
Repair balconies                         $12,400
Replace roofs                            $120,000
Exterior painting                        $90,000
Renovate Clubhouse to meet ADA           $10,000
Total                                    $251,400

                                    Exhibit D
                                   (continued)

Pathfinder Village, Freemont, CA

                                                                  Estimated Cost
Repair chain link fencing                                       $2,500
Additional lighting at parking areas                            $10,000
Clear sanitary sewer lines                                      $10,000
Restore landscaping                                             $0
Building signage                                                $3,000
Refinish pool & wading pool                                     $15,000
Replace swimming pool coping, refinish pool & recoat deck       $17,000
Repair sidewalks (trip hazards)                                 $10,000
Repair wood fences                                              $1,000
Repair balcony & stair rails                                    $5,000
Termite treatment                                               $10,000
Replace gutters & downspouts                                    $5,000
Repair roofs                                                    $45,000
Security equipment                                              $0
Upgrade electrical panels                                       $50,000
Install GFIs at kitchens & bathrooms                            $17,500
Total                                                           $201,000


Scotchollow, San Mateo, CA

                                                                  Estimated Cost
Repair parking area paving                                      $20,000
Repair storm drainage                                           $10,000
Repair sidewalks (trip hazards)                                 $10,000
Repair exterior lighting                                        $8,000
Restore landscaping                                             $3,000
Refinish pool #1 and replace deck                               $17,500
Resurface tennis court                                          $5,000
Tree trimming & removal                                         $160,000
Replace windows (partial)                                       $8,000
Repair and repaint balconies                                    $65,000
Resurface decks at stair landings                               $65,000
Replace gutters & downspouts                                    $8,500
Replace tile floors at elevator areas                           $3,500
Repair exhaust fans & vent ducts                                $25,000
Total                                                           $408,500

                                    Exhibit D
                                   (continued)

Shadowood Apartments, Monroe, LA

                                                                  Estimated Cost
Repair sidewalks (trip hazards)                               $4,800
Sealcoat & re-stripe parking areas                            $6,000
Repair & refinish pool                                        $11,000
Tree trimming                                                 $6,000
Entrance & building ID signage                                $0
Repair & paint wood trim, repair / replace wood fences        $16,000
Guest apartment upgrades                                      $4,000
New hot water heaters                                         $6,000
Total                                                         $53,800


Terrace Gardens, Omaha, NE

                                                                  Estimated Cost
Repair irrigation system                                      $10,000
Refurbish playground                                          $5,500
Refurbish swimming pool shower house                          $3,800
Waterproof basements at 6 units                               $7,200
Replace storm doors                                           $7,800
Repair & replace gutters & downspouts                         $6,000
Replace damaged siding                                        $10,000
Replace HVAC systems in 12 units                              $15,600
Total                                                         $65,900

                                    Exhibit D
                                   (continued)

Towers of Westchester, College Park, MD

                                                                  Estimated Cost
Patch & seal parking area paving                                $18,000
Refinish swimming pool                                          $25,676
LBP abatement                                                   $15,000
Repair garage                                                   $15,000
Partial window replacement                                      $10,000
Masonry tuckpointing                                            $12,000
Repair roofs                                                    $2,000
Replace roof ventilation fans                                   $12,500
Paint common areas and replace carpet                           $59,000
Modernize elevator                                              $250,000
Replace valves at plumbing risers                               $125,000
Replace boiler valves                                           $0
Replace boilers                                                 $110,000
Replace absorption chiller                                      $270,000
Replace leaking convector units                                 $242,000
Replace emergency generator                                     $45,000
Total                                                           $1,211,176


Vista Village, El Paso, TX

                                                                  Estimated Cost
Remove two playgrounds and renovate two playgrounds             $25,000
Resurface tennis court & repair fencing                         $50,000
Repair exterior trim and paint                                  $75,000
Replace doors at water heater closets                           $5,000
Replace hot water heaters                                       $25,000
Replace AC condensers, furnaces, HVAC ducts                     $406,000
Remodel leasing & management office                             $25,000
Total                                                           $611,000

                                    Exhibit D
                                   (continued)

Watergate Apartments, Little Rock, AR

                                                                  Estimated Cost
Repair site drainage                                         $6,000
Repair exterior lighting                                     $5,400
Tree removal                                                 $25,000
Refinish pool & replace control valves                       $8,000
Repair siding & trim                                         $35,000
Replace roof at Laundry Rm                                   $32,000
Refurbish office                                             $0
Clean out pump station                                       $0
Replace furnaces w/ C02 leaks                                $213,000
Total                                                        $324,400

                                                                  Exhibit (c)(3)


                                     FORM OF
                          GENERAL UNDERTAKING AGREEMENT


      THIS GENERAL UNDERTAKING AGREEMENT (this "Agreement"), is dated October 29,2004 and made effective as of November 2, 2004, by and among VMS NATIONAL PROPERTIES, an Illinois general partnership, (the "Borrower") and AIMCO PROPERTIES, L.P., a Delaware limited partnership ("Guarantor") each having an address at 4582 South Ulster Street Parkway, Suite 1100, Denver, CO 80237 ("Guarantor, which together with Borrower are herein collectively referred to as Obligors"), jointly and severally, in favor of LASALLE BANK NATIONAL
ASSOCIATION, as trustee for the registered holders of GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series 1998-Cl having an address at c/o GMAC Commercial Mortgage Corporation, 200 Witmer Road, Horsham, Pennsylvania 19044, Attention: Servicing Account Manager (collectively, together with its successors and assigns, the "Lender") and in favor of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, having an address at 200 Witmer Road, Horsham, Pennsylvania 19044 ("Servicer").

                                    RECITALS

A. Borrower, by those certain Promissory Notes described on Exhibit "A", attached hereto and incorporated herein ("Notes"), became indebted to MF VMS, L.L.C., a Delaware limited liability company ("Original Lender") in lawful money of the United States of America, with interest thereon as set forth in the Notes (such indebtedness and interest being referred to as the "Loans"). Lender is the current holder of the Notes.

B. The Loans are secured by, among other things, those certain mortgages and deeds of trust identified on Exhibit "A" (collectively the "Mortgages"), which granted to Original Lender, among other things, a first lien on certain real property encumbered thereby (the "Property"). Lender is the current holder of the Mortgages.

C. Guarantor has requested that Lender consent to Guarantor's making of that certain capital expenditures loan to Borrower ("Cap Ex Loan"), as evidenced by that certain Promissory Note of even date herewith executed by Borrower and payable to the order of Guarantor in the original principal amount of up to $6,440,000.00 ("Cap Ex Note"). The purpose of the Cap Ex Loan is to partially fund the costs of certain immediate repairs and capital improvements to the Property. In connection with such immediate repairs and capital improvements, Borrower and Lender have entered into that certain Master Immediate Repair Agreement of even date herewith which governs the release of "Replacement Reserve Disbursement" amount of $939,336.30 as more fully described therein ("Replacement Reserve").

D. Lender requires that Borrower and Guarantor execute, cause to be executed and/or caused to be delivered to Lender, certain documents, instruments and due diligence items (collectively, the "Due Diligence Items") on or before November 30, 2004 ("Drop Dead Date"); and

E. It is a condition precedent to Lender consenting to the Cap Ex Loan and the Cap Ex Note that Obligors enter into this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1. Undertaking. Obligors covenant and agree to deliver or cause to be delivered to Lender and Servicer each of the Due Diligence Items listed on Exhibit "B" attached hereto and made a part hereof, in form and substance acceptable to Lender in its commercially reasonable discretion, on or before the Drop Dead Date. Guarantor and Borrower agree that Lender shall have no obligation to fund more than $469,668.15 of the Replacement Reserve until such time as Lender has reviewed and approved all such Due Diligence Items in the manner described herein. In addition, Guarantor and Borrower agree that Guarantor shall not disburse any of the Cap Ex Loan proceeds until such time as Lender has reviewed and approved all Due Diligence Items in the manner described herein.

Section 2.  Miscellaneous.

(a) Specific Performance. Obligors agree that the failure on their part to perform any of their duties or obligations contained herein is a default under this Agreement for which Lender has no adequate remedy at law and therefore Lender and Servicer shall have the right to enforce this Agreement and any or all of Obligors' duties or obligations hereunder by an action for specific performance.

(b) No Recourse Against Lender and Servicer. Obligors shall not have any right of recourse against Lender or Servicer by reason of any action Lender or Servicer may take under the provisions of this Agreement.

(c) Rights  Cumulative;  Payments.  Lender's  and  Servicer's  rights under this
Agreements shall be in addition to all rights of Lender under the Notes, the Mortgages and the Other Security Documents. FURTHER, PAYMENTS MADE BY OBLIGORS UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT OBLIGORS OBLIGATIONS AND LIABILITIES UNDER THE NOTES, THE MORTGAGES AND THE OTHER SECURITY DOCUMENTS. In the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether or not Borrower is joined therein or a separate action or actions are brought against Borrower.

(d) Enforcement. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. This Agreement shall be given effect and construed by application of the laws of the State of New York (without regard to the principles thereof governing conflicts of laws), and any action or proceeding arising hereunder, and each of Obligors and Lender submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of New York, for the enforcement of any and all obligations under this Agreement, except that if any such action or proceeding arising under the Constitution, laws or treaties of the United States of America, or if there is a diversity of citizenship between the parties thereto, so that it is to be brought in a federal United States District Court, it shall be brought in the United States District Court for any District of New York or any successor federal court having original jurisdiction.

(e) Successive Actions. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Obligors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(f)  Reliance.  Lender  would not  consent to the Cap Ex Loan  without  Obligors entering into this Agreement. Accordingly, Obligors intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, Lender's consent to the Cap Ex Loan which would not be made or entered into but for such reliance.

(g) Waiver by Obligors. Obligors covenant and agree that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against any of the Obligors, Obligors shall not seek or cause Borrowers, Guarantor, or any other Person to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. ss. 105 or any other provisions of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Obligors or the collateral securing the Loans by virtue of this Agreement or otherwise.

(h) Payment of Lender's Fees. Obligors shall pay to Lender and Servicer, immediately upon demand, (i) all costs, fees and expenses incurred by either of them in connection with (a) the Due Diligence Items, including, without limitation, amounts incurred or expended to review, approve and/or prepare any Due Diligence Items (b) Obligor's performance of this Agreement, and (ii) all amounts incurred or expended to review and/or prepare any documents disclosing a breach by Obligors of the performance of their obligations hereunder, together with, in all instances, all reasonable attorneys' and consultants' fees and disbursements in connection therewith. In addition, in the event it is necessary for Lender and/or Servicer to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Obligors agree to pay to Lender and Servicer any and all costs and expenses, including, without limitation, reasonable attorneys' fees, costs and disbursements, incurred by Lender and/or Servicer as a result thereof and such costs, fees and expenses shall be included in the Costs. All such costs, fees and expenses, if not paid immediately on demand, shall bear interest at the "Default Interest Rate" identified in the Notes from the date incurred until the date they are paid in full.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.


                                    BORROWER:

                                    VMS National Properties,
                                    an Illinois General Partnership

                                    By:  VMS National Residential Portfolio I,
                                         an Illinois limited partnership and
                                         VMS  National  Residential  Portfolio
                                       II,
                                         an Illinois limited partnership,
                                         the General Partners
                                    By:  MAERIL, Inc.,
                                         a Delaware corporation,
                                         the Managing General Partner


                                    By:
                                  Name:
                                 Title:


                                   GUARANTOR:

                                    AIMCO Properties, L.P.,
                                    a Delaware limited partnership
                                    By:  AIMCO-GP, Inc.,
                                         a Delaware corporation,
                                         its general partner


                                    By:
                                  Name:
                                 Title:

                                   EXHIBIT "A"
                                   (continued)

                                       A-4

                                   EXHIBIT "A"

                     ("Description of Notes and Mortgages")



The Bluffs, Milwaukee, OR
Loan in the original principal amount of $4,650,523.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Buena Vista, Pasadena, CA
Loan in the original principal amount of $5,022,519.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Casa de Monterey, Norwalk, CA
Loan in the original principal amount of $5,262,806.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Chapelle Le Grande, Merrillville, IN
Loan in the original principal amount of $4,652,501.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Crosswood Park Apartments, Citrus Heights, CA
Loan in the original principal amount of $11,673,580.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Forest Ridge Apartments, Flagstaff, AZ
Loan in the original principal amount of $7,141,157.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Mountain View, San Dimas, CA
Loan in the original principal amount of $9,973,307.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

North Park, Evansville, IN
Loan in the original principal amount of $11,880,054.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Pathfinder Village, Freemont, CA
Loan in the original principal amount of $19,162,681.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Scotchollow, San Mateo, CA
Loan in the original principal amount of $33,551,569.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Shadowood, Monroe, LA
Loan in the original principal amount of $4,743,752.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Mortgage, Assignment of Leases and Rents and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Terrace Gardens, Omaha, NE
Loan in the original principal amount of $7,198,682.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Towers of Westchester, College Park, MD
Loan in the original principal amount of $12,286,057.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Vista Village, El Paso, TX
Loan in the original principal amount of $7,491,485.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

Watergate Apartments, Little Rock, AR
Loan in the original principal amount of $7,533,839.00 as evidenced by that certain Amended, Restated and Consolidated Senior Secured Promissory Note executed by Borrower and payable to the order of MF VMS, L.L.C., a Delaware limited liability company, dated as of December 29, 1997 ("Senior Note") which Senior Note is secured by that certain Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement dated as of December 29, 1997, executed by Borrower in favor of MF VMS, L.L.C., a Delaware limited liability company ("Senior Mortgage").

                                       B-1
                        EXHIBIT "B" - Due Diligence Items


1. Legal opinions issued by Illinois and New York counsel to Borrower in connection with that certain (i) Master Immediate Repair Agreement between Borrower and Lender of even date herewith; (ii) those certain fifteen (15) first amendments to the Mortgages by and between Lender and Borrower; (iii) that certain Standstill and Subordination Agreement between Borrower and Lender of even date herewith; and (iv) that certain GMACCM Consent Letter by and among Lender, Borrower and Guarantor of even date herein ("GMACCM Consent Letter").

2. Legal Opinions issued by Delaware and New York counsel to Guarantor in connection with that certain Guaranty (Exceptions to Non-Recourse) executed by Guarantor in favor of Lender of even date herewith and in connection with the GMACCM Consent Letter.

3. Updated title searches (15) for each portion of the Property, and if requested by the Lender, in its sole discretion, a mortgagee's down date endorsement (or similar endorsement) to any or all existing mortgagee's title insurance policies for any portion of the Property.

                                                                  Exhibit (c)(4)

                                     Form of
                      GMAC Commercial Mortgage Corporation



                                November 2, 2004

AIMCO Properties, L.P.
4582 South Ulster Street Parkway
Suite 1100
Denver, Colorado 80237

Attn: Ms. Patti K. Fielding
      Executive Vice President

Re:   GMACCM Loan Number:  98-2006259, 98-2006248 through 98-2006261
      Consent to Loan Modification and Waiver of Loan Provisions
      Borrower: VMS National Properties Joint Venture, an Illinois general partnership

Dear Ms. Fielding:

      As used in this letter, the following terms will have the following meanings:

      "AIMCO Properties" means AIMCO Properties, L.P., a Delaware limited partnership.

      "Bankruptcy   Plan"  means  the  Third   Amended  and  Restated   Plan  of
Reorganization of the Borrower, as amended and supplemented from time to time.

      "Borrower" means VMS National Properties Joint Venture, an Illinois general partnership.

      "GMACCM"  means  GMAC  Commercial  Mortgage   Corporation,   a  California
corporation.

      "Junior Lender" means AIMCO Properties.

      "Junior Loans" means all indebtedness existing on the date hereof from Borrower to the Junior and secured by a mortgage that is junior to the Senior Loans and the Cap Ex Loan, as the same may be assigned by the holder thereof from time to time.

      "Junior Loan Documents" means the documents executed by Borrower in connection with the Junior Loans.

      "Junior Mortgage" means a mortgage, deed of trust or other security instrument encumbering any portion of the Property and securing a Junior Note.

      "Junior Notes" means the promissory notes evidencing the Junior Loans, as amended, executed by Borrower in favor of the Junior Lender and each secured by a Junior Mortgage encumbering a Property.

      "Lender" means LaSalle Bank National Association (successor in interest to LaSalle National Bank), as trustee for the registered holders of GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates Series 1998-C1.

      "Master Servicer" means GMACCM, as master servicer of the Senior Loans under the Pooling Agreement.

      "Mortgaged Properties" means all real property owned by the Borrower and all improvements thereon.

      "Property" means any Mortgaged Property.

      "Senior Lender" means the Trust.

      "Senior Loans" means all indebtedness existing on the date hereof from Borrower to the Senior Lender and secured by a mortgage that is senior to the Cap Ex Loan, as the same may be assigned by the holder thereof from time to time.

      "Senior Loan Documents" means the documents executed by Borrower in connection with the Senior Loans.

      "Senior Mortgages" means a mortgage, deed of trust or other security instrument encumbering any Property and securing a Senior Note.

      "Senior Notes" means the promissory notes evidencing the Senior Loans, as amended, executed by Borrower in favor of the Senior Lender and each secured by a Senior Mortgage encumbering a Property

      "Special Servicer" means GMACCM, as special servicer of the Senior Loans under the Pooling Agreement.

      "Trust" means the trust established under the Pooling Agreement.

      We are the holder of the Senior Loan Documents, which include the Senior Mortgages and the Senior Notes, pursuant to the Trust that was established under a Pooling and Servicing Agreement, dated as of October 11, 1998, between GS Mortgage Securities Corporation II, Goldman Sachs Mortgage Company, Falcon Financial, LLC, AMRESCO Capital Limited, Inc., AMRESCO Commercial Mortgage Funding, L.P., GMACCM, LaSalle National Bank, and ABN AMRO Bank N.V. (the "Pooling Agreement") when Goldman Sachs Mortgage Company sold the Senior Loans in a mortgage securitization under GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificate Series 1998-C1. In our capacity as trustee under the Trust, our actions are governed by the Pooling Agreement.

      In response to the recent formal request (the "Request") of the Borrower and AIMCO Properties to permit AIMCO Properties to loan funds to the Borrower (the "Cap Ex Loan") and for us to release reserves relating to the Senior Loans to the Borrower (the "Reserve Deployment"), in each case to be used by the Borrower to make capital expenditures in order to address life safety issues and deferred maintenance on the Mortgaged Properties (the "Cap Ex Loan"), the parties to this letter irrevocably consent to the Cap Ex Loan, the Reserve Deployment, and the following terms and conditions of the Cap Ex Loan and the Reserve Deployment (the "Consented Provisions") notwithstanding any provision of the Senior Loan Documents or the Junior Loan Documents to the contrary:

      (a) We will immediately release to the Borrower the funds contained in those certain Reserves (the "Reserve Funds") created under the 15 certain
Multifamily Replacement Reserve and Security Agreements (Senior Loan) dated December 29, 1997 by and between the Borrower and MF VMS, L.L.C. (collectively, the "Reserve Agreements") with respect to the Mortgaged Properties, which Reserve Funds total $939,336.30 in the aggregate as of the date hereof.

      (b) AIMCO Properties will lend the Cap Ex Loan to the Borrower. The Cap Ex Loan will be in an original principal amount equal to the difference between the actual cost of the repairs to be made at the Mortgaged Properties and the amount of the Reserve Funds actually released to the Borrower (the "Cap Ex Loan Proceeds"). The Reserve Funds and the Cap Ex Loan Proceeds will be deposited with Lender and disbursed to the Borrower pursuant to the Master Immediate Repair Agreement to be executed by the Borrower and GMACCM with respect to the Mortgaged Properties in form and substance substantially similar to that attached as Exhibit "A".

      (c) The Cap Ex Loan will be evidenced by a Promissory Note from the Borrower, as maker, to AIMCO Properties, as payee (the "Cap Ex Note"). Until it is repaid in full, the Cap Ex Loan will bear interest at a rate of three percent (3%) per annum above the "Prime Rate" as announced from time to time by Harris Savings & Trust, with this interest calculated in arrears on the basis of actual days elapsed and a three hundred sixty (360)-day year. Principal and interest on the Cap Ex Note and any other sums due or payable with respect to the Cap Ex Loan including without limitation fees and costs will be payable monthly from the Gross Receipts (as defined in each Senior Note) with respect to each Mortgaged Property in the manner provided in Section (e) below and upon a sale or refinancing of any Mortgaged Property, from the proceeds of that sale or refinancing in the manner provided in Section (f) below.

      (d) From the date AIMCO Properties first disburses all or any portion of the Cap Ex Loan until the date that the Cap Ex Loan and any other sums due or payable with respect to the Cap Ex Loan, including without limitation interest, fees, and costs, are paid in full (the "Suspension Period"), AIMCO Properties will suspend the Borrower's obligation to make principal and interest payments required under the Junior Notes; provided, however, that interest will continue to accrue on the Junior Loans in the manner provided in the Junior Loan Documents.

      (e) During the Suspension Period, all Gross Receipts (as defined in the Senior Notes) from the Mortgaged Properties will be applied as follows:

      i. As provided in Sections L2(a) through 2(f) of the Senior Notes;

      ii. To pay the principal and interest on the Cap Ex Note and any other sums due or payable with respect to the Cap Ex Loan, including, without limitation, fees and costs;

      iii. As provided in Sections L2(g) of the Senior Notes and Section L2 of the Junior Notes.

      (f) Upon a sale of any of the Mortgaged Properties or the refinancing of any Junior Loan or Senior Loan, any proceeds will be distributed as follows:

      i. To pay all principal, interest, and other sums due with respect to the related Senior Loan in accordance with its terms.

      ii. To pay all principal, interest, and other sums due with respect to the Cap Ex Loan in accordance with its terms.

      iii. To pay all principal, interest, and other sums due with respect to the related Junior Loan in accordance with its terms.

      iv. As otherwise required by the bankruptcy plan governing the Borrower and the partnership agreements of the Borrower and its partners.

      (g) The parties irrevocably waive any provision of any agreement instrument or other document including, without limitation, the Senior Loan Documents and the Junior Loan Documents, that is inconsistent with the Consented Provisions or their application. Lender also irrevocably waives and agrees to not enforce any of the remedies, if any, that it may have pursuant to Section 8 of the Senior Mortgages relating to the property conditions on any of the Mortgaged Properties that necessitated the capital expenditures contemplated by this letter for so long as the repairs and maintenance contemplated hereby are diligently prosecuted to completion after they are funded in the manner provided in this letter.

      (h) Pursuant to the provisions of that certain Standstill and Subordination Agreement of even date herewith by and between AIMCO Properties and Senior Lender, during the period that any indebtedness is owed under any of the Senior Notes, AIMCO Properties will not exercise remedies on the Cap Ex Loan without our prior written consent, which consent will not be unreasonably delayed or withheld.

      (i) AIMCO Properties will provide a guaranty of Borrower's obligations under the Senior Loan Documents in the event that Borrower or Borrower's general partner files or becomes subject or the any portion of the Mortgaged Properties becomes subject to a bankruptcy proceeding, other than any proceedings in connection with the Bankruptcy Plan, as specifically set forth in that certain Guaranty (Exceptions to Nonrecourse Liability) of even date herewith by AIMCO Properties for the benefit of Senior Lender.

      (j) All rights, duties, and obligations that we have under this letter will terminate, and this letter will not be of any force or effect, as of the time that the Senior Loans are paid in full.

      (k) This letter will be binding upon, and inure to the benefit of, our successors and permitted assigns.

      Kindly evidence your agreement to this letter by executing this letter in the space provided therefore below and returning this letter, as so executed, to us.

                                   Sincerely,

                                  LASALLE   BANK   NATIONAL    ASSOCIATION
                                  (SUCCESSOR   IN   INTEREST   TO  LASALLE
                                  NATIONAL   BANK),  AS  TRUSTEE  FOR  THE
                                  REGISTERED  HOLDERS OF THOSE  CERTAIN GS
                                  MORTGAGE   SECURITIES   CORPORATION   II
                                  COMMERCIAL     MORTGAGE     PASS-THROUGH
                                  CERTIFICATES SERIES 1998-C1

                                  By:    GMAC Commercial Mortgage
                                         Corporation, its Master Servicer

                                         By:
                                         Name:
                                         Title:

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:


AIMCO PROPERTIES, L.P.
By:  AIMCO-GP, Inc.



By:________________________
Name:
Title:


VMS NATIONAL PROPERTIES JOINT VENTURE
By:  VMS National Residential Properties I, L.P., General Partner
By:  VMS National Residential Properties II, L.P., General Partner
      By:  MAERIL, Inc., General Partner



      By:__________________________
      Name:
      Title:

                                                                  Exhibit (c)(5)


This instrument was prepared by, and upon recording shouldbe returned to:

Kelly M. Wrenn, Esq.
Ballard Spahr Andrews & Ingersoll, LLP
601 13th Street N.W., Suite 1000 South
Washington, DC 20005-3807

STATE OF INDIANA       )
COUNTY OF LAKE         )



                                     FORM OF
         FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED SENIOR
                         MORTGAGE AND SECURITY AGREEMENT


      THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED SENIOR MORTGAGE AND SECURITY AGREEMENT (this "Amendment") is dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS NATIONAL PROPERTIES, an Illinois general partnership ("Borrower"), having an address at c/o AIMCO Properties, L.P., 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National
Bank) as Trustee for the registered holders of those certain GS Mortgage Securities Corporation II Commercial Mortgage Pass-Through Certificates, Series 1998-C1 ("Lender"), having an address at c/o GMAC Commercial Mortgage Corporation, 200 Witmer Road, Horsham, Pennsylvania 19044.

                                    RECITALS:

A. On December 29, 1997, MF VMS, L.L.C., a Delaware limited liability company ("Original Lender") made a loan to Borrower, in the original principal amount of $4,652,501.00 (the "Loan"). The Loan is evidenced by an Amended, Restated and Consolidated Senior Secured Promissory Note dated as of December 29, 1997, in the stated principal amount of $4,652,501.00, given by Borrower in favor of Original Lender (as amended, the "Note"), and Lender is the current holder of the Note.

B. The Note is secured by an Amended, Restated and Consolidated Senior Mortgage and Security Agreement dated as of December 29, 1997 by and between Borrower and Original Lender, and filed for record with the County Clerk of Lake County, Indiana, as Document #98000789 (as amended, the "Mortgage"). Lender is the current holder of the Mortgage and the Mortgage encumbers the property commonly known as "Chapelle Le Grande," located in Lake County, Indiana and is more particularly described on Exhibit "A" attached hereto and made a part hereof by this reference (the "Property").

C. Borrower has requested that Lender modify certain terms of the Mortgage with respect to the non-recourse provisions of the Loan and Borrower's status as a single purpose entity and also modify certain notification provisions of the Mortgage.

D. Lender has agreed to such modifications subject to the terms and conditions of this Amendment and Borrower and Lender are entering into this Amendment to modify the Mortgage relating to the non-recourse provisions of the Loan and Borrower's status as a single purpose entity and also to modify certain notification provisions of the Mortgage.

                                   AGREEMENT:

      NOW, THEREFORE, for and in consideration of the foregoing, in reliance thereon and for other good and valuable consideration, Borrower and Lender hereby agree as follows:

1. The foregoing Recitals are hereby ratified and confirmed and made a part hereof.

2. All capitalized terms used herein shall have the meanings given to such terms in the Mortgage, unless they are otherwise specifically defined herein.

3. The addresses in Section 37 of the Mortgage are hereby modified and restated as follows:

      If to Borrower:

      VMS National Properties
      c/o AIMCO Properties, L.P.
      4582 South Ulster Street Parkway
      Suite 1100
      Denver, CO 80237

      with a copy to:

      Powell Goldstein Frazer & Murphy LLP
      191 Peachtree Street, NE
      Atlanta, GA 30303
      Attention:  Gregory M. Chait, Esq.

      If to Lender:

      c/o GMAC Commercial Mortgage Corporation
      200 Witmer Road
      Horsham, PA 19044
      Attention:  Servicing Account Manager

      with a copy to:

      Ballard Spahr Andrews & Ingersoll, LLP
      601 13th Street, NW
      Suite 1000 South
      Washington, DC 20005
      Attention:  Kelly M. Wrenn, Esq.

4. Section 50 of the Mortgage is hereby modified to add the following paragraph at the end of such Section:

            "Notwithstanding anything contained in this paragraph to the contrary, Borrower shall be personally liable to Lender for and unconditionally and irrevocably agrees to fully and promptly pay, when due, whether at the maturity date or earlier, by reason of acceleration or otherwise, and at all times thereafter, the entire amount of the Debt in the event that:

                  (a) the Property or any part thereof becomes an asset in a voluntary bankruptcy or other insolvency proceeding;

                  (b) Borrower or any of its general partners commences a bankruptcy or other insolvency proceeding;

                  (c) an involuntary bankruptcy proceeding or other insolvency proceeding is commenced against Borrower or any of its general partners (by a party other than Lender) but only if Borrower or any of its general partners fails to cause such proceeding to be dismissed within sixty (60) days of the commencement of such proceeding or has consented to such proceeding; or

                  (d) if Borrower, any general partner of Borrower, AIMCO Properties, L.P. or any general partner thereof (collectively, "AIMCO") or any affiliate or agent of Borrower or AIMCO has acted in concert with, colluded or conspired with any party to cause the filing of any involuntary bankruptcy or other insolvency proceeding.

5. Section 55(g) of the Mortgage is hereby modified and restated as follows:

            ..... (g) incur any debt, secured or unsecured, direct or contingent
(including guaranteeing any obligation) other than (i) the Debt, (ii) the indebtedness evidenced by the Other Senior Notes and the Restated Junior Notes,
(iii) the indebtedness evidenced by that certain Promissory Note dated October __, 2004 in the original principal amount of up to Six Million Four Hundred Forty Thousand and 00/100 Dollars executed by Borrower in favor of the current holder of the Restated Junior Notes, and (iv) trade payables incurred in the ordinary course of its business of owning and operating the Property, provided such debt is paid when due.......

6. This Amendment is limited as specified herein and shall not constitute a modification or waiver of, or otherwise affect in any way, any other provisions of the Mortgage.

7. Except as expressly provided herein, all other terms and provisions of the Mortgage remain unchanged, unmodified and in full force and effect on the date hereof.

8. The Mortgage may not be further modified or supplemented except by an instrument in writing signed by the parties hereto.

9. The parties hereto agree that the validity, interpretation, enforcement and effect of this Amendment shall be governed by, and construed in accordance with, the laws of the State of New York except as otherwise provided in the Mortgage.

10. BORROWER AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OBLIGATIONS SECURED HEREBY.

11. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but such counterparts shall together constitute one and the same instrument.

12. This Amendment shall bind Borrower, Lender, and their respective successors and assigns, and the rights granted by this Amendment shall inure to the benefit of Borrower and Lender and their respective successors and assigns.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

      IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment to be executed by their respective duly authorized representatives as of the date first written above.

                                    BORROWER:

                                    VMS NATIONAL PROPERTIES, an Illinois
                                    general partnership

                                    By:   VMS National Residential Portfolio
                                          I, an
                                          Illinois limited partnership,
                                          General Partner

                                    By:   VMS National Residential Portfolio
                                     II, an
                                          Illinois limited partnership,
                                    General Partner

                                          By:   Maeril, Inc., a Delaware
                                                corporation, their general
                                                partner

                                          By:

                                          Name:

                                          Title:



STATE OF _____________________            COUNTY OF ____________________, ss:

      On this, the _____ day of ____________,  2004, before me, a Notary Public,
the          undersigned          officer,          personally          appeared
_________________________________________,                                     a
______________________________________  of Maeril, Inc., a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(Seal)



Notary Public

My Commission Expires:


                   [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                     LENDER:

                                    LASALLE BANK NATIONAL ASSOCIATION  (formerly
                                    known as LaSalle  National  Bank) as Trustee
                                    for the registered  holders of those certain
                                    GS  Mortgage   Securities   Corporation   II
                                    Commercial       Mortgage       Pass-Through
                                    Certificates Series 1998-C1

                                    By:   GMAC Commercial Mortgage
                                    Corporation,
                                          a California corporation, Master
                                    Servicer

                                          By:

                                          Name:

                                          Title:




COMMONWEALTH OF PENNSYLVANIA  COUNTY OF __________________, ss:

      On this, the _____ day of ____________, 2004, before me, a Notary Public, the undersigned officer, personally appeared ____________________, a _____________________ of GMAC Commercial Mortgage Corporation, a California corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same in the capacity therein stated and for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

(Seal)



Notary Public

My Commission Expires:

                                   EXHIBIT - A

                               LEGAL DESCRIPTIONS


PARCEL 1:

PART OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 8 WEST OF THE 2ND P.M., DESCRIBED AS FOLLOWS: COMMENCING AT A POINT IN THE EAST LINE OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 8 WEST OF THE 2ND P.M., WHICH IS 793.34 FEET NORTH OF THE SOUTHEAST CORNER OF SAID SOUTHEAST QUARTER (SAID POINT BEING THE NORTHEAST CORNER OF SOUTHMOOR PARK 2ND ADDITION, PLAT BOOK 30, PAGE 59, IN THE RECORDER'S OFFICE OF LAKE COUNTY, INDIANA), THENCE WEST ON THE NORTH LINE OF SAID SOUTHMOOR PARK 2ND ADDITION (BEING A LINE WHICH FORMS AN ANGLE OF 90 DEGREES 42 MINUTES 15 SECONDS WITH LAST DESCRIBED LINE) A DISTANCE OF 330.0 FEET AND TO THE TRUE POINT OF BEGINNING; THENCE NORTH ON A LINE WHICH IS PARALLEL WITH THE EAST LINE OF SECTION 16 A DISTANCE OF 395.28 FEET TO A POINT IN A LINE WHICH IS 1188.65 FEET NORTH OF THE SOUTHEAST CORNER OF
SECTION 16 (MEASURED ALONG THE EAST LINE OF SAID SECTION); THENCE WEST A DISTANCE OF 141.91 FEET TO THE SOUTHWEST CORNER OF TRACT DESCRIBED IN SAID DEED RECORD 873, PAGE 122, THENCE NORTH 153.84 FEET; THENCE WEST 451.08 FEET TO A POINT 400 FEET EAST OF THE WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER (OR SCHOOL LOT 16) OF SECTION 16; THENCE SOUTH 549.12 FEET TO THE NORTH LINE OF SAID SOUTHMOOR PARK 2ND ADDITION; THENCE EAST ALONG SAID LINE 594 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, INDIANA.

PARCEL 2:

PART OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 8 WEST OF THE 2ND P.M., DESCRIBED AS FOLLOWS: BEGINNING ON THE WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 35 NORTH, RANGE 8 WEST OF THE 2ND P.M., AT THE NORTHWEST CORNER OF SOUTHMOOR PARK 2ND ADDITION, PLAT BOOK 30, PAGE 59, IN THE RECORDER'S OFFICE OF LAKE COUNTY, INDIANA, (SAID POINT BEING 794.54 FEET NORTH OF THE SOUTHWEST CORNER OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER), THENCE NORTH ALONG THE WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16 A DISTANCE OF 220.00 FEET (TO THE NORTHWEST CORNER OF TRACT DESCRIBED IN DEED RECORD 1130, PAGE 251, TO JOHN A. KORDYS AND WIFE, AUDREY F.) TO THE TRUE POINT OF BEGINNING; THENCE EAST ON A LINE PARALLEL WITH THE NORTH LINE OF SAID SOUTHMOOR PARK 2ND ADDITION (BEING THE NORTH LINE OF TRACT DESCRIBED IN DEED FROM ALBERT M. POPP AND WIFE, CLARA A., TO JOHN A. KORDYS AND WIFE AUDREY F., RECORDED IN DEED RECORD 1130, PAGE 251, AND SAID NORTH LINE EXTENDED) A DISTANCE OF 400 FEET; THENCE NORTH ON A LINE PARALLEL WITH THE WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16 (BEING THE WEST LINE OF SAID PARCEL 1 ABOVE) A DISTANCE OF 60 FEET; THENCE WEST ON A LINE PARALLEL WITH THE NORTH LINE OF SAID SOUTHMOOR PARK 2ND ADDITION WHICH LINE IS 60 FEET NORTH OF AND PARALLEL TO THE FIRST DESCRIBED COURSE IN THIS PARCEL, A DISTANCE OF 400 FEET TO THE WEST LINE OF SAID SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF
SECTION 16; THENCE SOUTH ON SAID WEST LINE OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, A DISTANCE OF 60 FEET TO THE POINT OF BEGINNING, IN LAKE COUNTY, INDIANA.

                                                                  EXHIBIT (C)(6)

                             SCHEDULE OF AMENDMENTS

1. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering The Bluffs).

2. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Buena Vista).

3. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Casa de Monterey).

4. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Chapelle Le Granda).

5. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Crosswood Park Apartments).

6. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust, Security Agreement and Fixture Filing, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Forest Ridge Apartments).

7. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Mountain View).

8. First Amendment to Amended, Restated and Consolidated Senior Mortgage and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering North Park).

9. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Pathfinder Village).

10. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Scotchollow).

11. First Amendment to Amended, Restated and Consolidated Senior Mortgage, Assignment of Leases and Rents and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Shadowood Apartments).

12. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Terrace Gardens).

13. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Towers of Westchester).

14. First Amendment to Amended, Restated and Consolidated Senior Deed of Trust and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Vista Village Apartments).

15. First Amendment to Amended, Restated and Consolidated Senior Mortgage and Security Agreement, dated October 29, 2004 and made effective as of November 2, 2004, by and between VMS National Properties Joint Venture and LaSalle Bank National Association (relating to the mortgage indebtedness encumbering Watergate Apartments).